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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 21, 1995, with respect to the financial statements of NOA Holding Company included in the Registration Statement (Form S-1) and related Prospectus of Universal Outdoor Holdings, Inc.

ERNST & YOUNG LLP

Minneapolis, Minnesota
June 5, 1996